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                                                           EXHIBIT 10

                    NAVISTAR INTERNATIONAL CORPORATION
                             AND SUBSIDIARIES
                    ----------------------------------
                            MATERIAL CONTRACTS


     The following documents of Navistar International Corporation and its affiliate Navistar Financial Corporation are incorporated herein by reference.

    10.1 Navistar International Corporation 1975 Stock Option Plan Filed as Exhibit A to Registration No. 2-55544.

    10.2 Navistar International Corporation 1984 Stock Option Plan. Filed as Exhibit A to Proxy Statement dated February 6, 1984, Commission File No. 1-5236.

    10.3 Navistar 1988 Performance Incentive Plan. Filed as Exhibit A to Proxy Statement dated January 25, 1988, Commission File No. 1-9618.

    10.4 Navistar 1988 Non-Employee Director Stock Option Plan. Filed as Exhibit B to Proxy Statement dated January 25, 1988, Commission File No. 1-9618.

    10.5 Pooling and Servicing Agreement dated as of December 1, 1990, between Navistar Financial Corporation as Servicer, Navistar Financial Securities Corporation as Seller and Manufacturers Hanover Trust Company as Trustee. Filed on Registration No. 33-36767.

    10.6 Form of Executive Severance Agreement which is executed with all executive officers dated September 14, 1992. Commission File No. 1-9618.

    10.7 Amended and Restated Credit Agreement dated as of April 26, 1993 among Navistar Financial Corporation, certain banks, and Chemical Bank, Continental Bank N.A. and Morgan Guaranty Trust Company of New York, as Co-Agents. Filed on Form 8-K dated April 30, 1993. Commission File No. 1-4146-1.

    10.8 Security, Pledge and Trust Agreement between Navistar Financial Corporation and Bankers Trust Company, Trustee, dated as of April 26, 1993. Filed on Form 8-K dated April 30, 1993. Commission File No. 1-4146-1.

    10.9 Amended and Restated Purchase Agreement among Truck Retail Instalment Paper Corp., as Seller, Navistar Financial Corporation, certain purchasers, Chemical Bank and Continental Bank N.A. as Co-Agents, and J. P. Morgan Delaware as Administrative Agent, dated as of April 26, 1993. Filed on Form 8-K dated April 30, 1993. Commission File No. 1-4146-1.

    10.11 Administration Agreement dated as of November 10, 1993 between Navistar Financial Corporation, The Bank of New York, as Indenture Trustee, and Navistar Financial 1993-A Owner Trust. Filed on Registration No. 33-50291.

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